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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 28, 1999

                              GENERAL MAGIC, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                                              77-0250147
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)

                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94086
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 774-4000
                                                          ----------------------
                                 Not applicable
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          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

        On July 28, 1999, General Magic, Inc., the Registrant, issued a press release announcing its second quarter 1999 financial results and additional information regarding the Company's operations. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

        (b)     PRO FORMA FINANCIAL INFORMATION. Not applicable.

        (c)     EXHIBITS.

            Exhibit No.  Description
            -----------  -----------
               99.1      Press release of the Registrant, dated July 28, 1999,
                         announcing operating results for the second quarter
                         ended June 30, 1999.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        General Magic, Inc.


                                        By: /s/ Mary E. Doyle
August 3, 1999                             -------------------------------------
                                                Mary E. Doyle
                                                General Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit No.    Description
- -----------    -----------
99.1           Press release of the Registrant, dated July 28, 1999, announcing operating results for the second quarter ended June 30, 1999.